UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 9, 2004
      ------------------------------------------------- -----------------



                               GLOBIX CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                            1-14168              13-3781263
-------------------------           ---------------       ----------------
(State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)              File Number)        Identification No.)


         139 Centre Street, New York, New York                 10013
         -------------------------------------                 ------
       (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (212) 334-8500
       --------------------------------------------------  --------------


       ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     [X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))


     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01         Regulation FD Disclosure

Pursuant to Regulation FD, Globix Corporation (the "Company") is furnishing certain information with respect to a presentation being made by Peter Stevenson, the Company's Chief Executive Officer, on September 9, 2004 to various members of the financial and investment community at the SG Cowen & Co. 32nd Annual Fall Technology Conference in Boston. The slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Form 8-K (including Exhibit 99.1) are furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01         Financial Statements and Exhibits

No.               Exhibit
----              -------
99.1              Slide presentation dated September 9, 2004




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       GLOBIX CORPORATION





                                       By: /s/ James C. Schroeder
                                          ---------------------------
                                       Name:   James C. Schroeder
                                       Title:  Vice President & General Counsel



Date:  September 9, 2004




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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Slide presentation dated September 9, 2004







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